OFFICERS AND DIRECTORS
George R. Aylward
President, Chairman and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Chief Compliance Officer and Vice President

Moshe Luchins
Vice President

Kevin J. Carr
Chief Legal Officer and Secretary

Nancy Curtiss
Treasurer

Jacqueline Porter
Vice President and Assistant Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Zweig Advisers LLC
900 Third Avenue
New York, NY 10022-4793

Fund Administrator
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

Custodian
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022-2585

Transfer Agent
Computershare Trust Company, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                                                                          Q3-08

      Quarterly Report



      Zweig

      The Zweig Fund, Inc.


      September 30, 2008

                                  [LOGO]

  VIRTUS
  INVESTMENT PARTNERS

                                                               November 1, 2008

Dear Fellow ZF Shareholder;

   I am pleased to share with you the manager's report and commentary for The Zweig Fund, Inc. for the quarter ended September 30, 2008.

   The Zweig Fund's net asset value declined 11.96% for the quarter ended September 30, 2008, including $0.133 in reinvested distributions. During the same period, the S&P 500 Index fell 8.37%, including reinvested dividends. The Fund's average exposure in equities was approximately 80%.

   For the first nine months of 2008, the Fund's net asset value declined 15.54%, including $0.401 in reinvested distributions. During the same period, the S&P 500 Index fell 19.29%, including reinvested dividends. The Fund's average exposure for the nine months was approximately 81% in equities and 1% in bonds.

              Sincerely,

              /s/ George R. Aylward
              George R. Aylward
              President, Chairman and Chief Executive Officer
              The Zweig Fund, Inc.

                           MARKET REVIEW AND OUTLOOK

   A huge economic earthquake struck the U.S. financial structure in September and its aftershocks will be felt for a long time to come. When the dust settled, many of the industry's traditional landmarks were gone or changed forever. Fannie Mae and Freddie Mac, the mortgage-lending giants, were seized by the government; Lehman Brothers, founded in 1850 and survivor of every financial catastrophe since then, filed for bankruptcy. Merrill Lynch, 94 years old, was acquired by Bank of America. Bear Stearns was gobbled up by J.P. Morgan Chase, which also swallowed Washington Mutual, the nation's largest savings and loan. American International Group (AIG) is still in business, propped up by a $85 billion loan from the Treasury. Ending the era of the independent investment banks, Goldman Sachs and Morgan Stanley became bank holding companies.

   The upheaval in these long-established companies began with staggering losses in the $1.3 trillion market for "subprime" mortgages, many of which were cut up and repackaged into bonds and sold to investors. The bursting of this enormous bubble, combined with plummeting housing prices, ignited the long-simmering credit crisis. Loans for any purpose became almost impossible to obtain. As a result, the economy froze and many businesses were in deep trouble as the quarter ended.

   It was in this bleak environment that stocks stumbled into the fourth quarter in bear market territory. The Dow Jones Industrial Average declined 4.4%/(1)/ for the third quarter and fell 18.2%/(1)/ for the year to date. This left the Dow 23% below its last October peak. The NASDAQ


 Managed Distribution Plan: The Fund has a policy to distribute 10% of its net asset value annually. Please see the inside back cover for more details.

Composite Index was off 9.2%/(1)/ for the quarter, 21.5%/(1)/ for the nine months and 27% from its previous high. Similarly, the S&P 500 Index slipped 9%/(1)/ for the quarter, 20.7%/(1)/ for the year to date, and 26% from its peak.

   There was no light in the tunnel for the world markets. The Dow Jones World Stock Index, excluding the U.S., tumbled 22%/(1)/ in dollar terms for the third quarter. Britain's FTSE 100 was down 13%/(1)/. Asia did no better, with Japan's Nikkei stock average of 272 companies falling 17%/(1)/ and China's Shanghai Composite Index off 16%/(1)/.

   Stating that it was concerned about both downside risks to growth and upside risks of inflation, the Federal Reserve (the "Fed") kept its benchmark lending rate unchanged at 2% at its September meeting. The Fed warned that "tight credit conditions, the ongoing housing contraction, and some slowing in export growth are likely to weigh on economic gains over the next few months." On inflation, the Fed saw moderation later this year and next but warned that the outlook remains highly uncertain.

   Indicating that a slowdown was well underway, the Institute for Supply Management ("ISM") reported that its index of manufacturing activities dropped to 43.5 in September from 49.9 in August. A reading under 50 indicates contraction. In its survey of purchasing agents, ISM found that new orders fell to 38.8 from 48.3 in August. Also down were order backlogs, inventories and employment.

   The economic weakness was confirmed by a Commerce Department report that orders for durable goods (items like furniture, cars, aircraft and household appliances) declined 4% to $208.5 billion in August, a drop of $9.9 billion from July. In separate reports the Commerce Department noted that construction of new homes and apartments slipped 6.2% in August to the lowest point since January 1991. Also dropping to that level were sales of newly-built homes, which fell 11.5% in August to an annual pace of 460,000 units.

   There was no silver lining in the employment sector. The Labor Department reported that the American economy lost 150,000 jobs in September, the largest monthly decline in five years. The September drop-off was more than twice the average loss for the first eight months of this year. For the year-to-date, 750,000 jobs were eliminated.

   The widespread credit crisis that made it difficult for many companies to obtain credit made it possible for stronger companies to take over weaker ones. Capital-rich companies were able to acquire companies that sought deals or were unable to avoid them to survive. Consequently, merger and acquisition activity soared 27% to $368.2 billion in the third quarter. World-wide volume rose only 1% to $968 billion in dollar terms.

   With market conditions very challenging, initial public offerings ("IPOs") activity fell dramatically. Only 5 IPOs took place in the U.S. in the third quarter, raising $935 million, according to Dealogic. This compares with 39 deals raising $12 billion in the like quarter of 2007. Global transactions in the third quarter came to 129, raising $7.8 billion. These figures are down sharply from the 241 offerings that raised $33.3 billion in the second quarter and 364 IPOs that raised $49.3 billion in the third quarter of last year. The latest numbers were the fewest deals and the least money raised since Deologic began tracking IPOs in 1995.

   We expect to see this pattern of many mergers and few new issues to continue for the foreseeable future. The financial area is especially ripe for increased mergers. With the encouragement of the Treasury and Fed, stronger banks will continue to take over weaker ones. As far as new issues are concerned, the state of the

/(1)/ Return excludes reinvested dividends.

current stock market is certainly not conducive for companies to go public.

   U.S. exports, which had been a strong positive factor in the nation's economy, grew to $168.1 billion in July, an increase of 3.3%, or $5.4 billion, from June, according to the Commerce Department. In the second quarter, exports provided approximately 3% of the revised 2.8% annualized growth of the gross domestic product. The weak dollar played a vital part in expanding exports but a problem loomed with the latest strengthening of the dollar. After Congress passed the bank rescue bill, the euro fell to 1.3856 against the dollar, the lowest level since September 2000.

   Wall Street analysts believe that third-quarter earnings of the S&P 500 would wind up 2.3% below the 2007 period, according to a poll by Thomson Reuter. They also project flat results for all of 2008. That's a big comedown from the 6.7% gain predicted in July but still much better than the drop of 8% that some analysts expect for this year. We believe that these estimates are still way too optimistic. While analysts have been reducing their estimates, they are not cutting deep enough to reflect the recession conditions.

   At the end of the quarter, a survey of market advisors by Investors Intelligence found 37% bulls and 41% bears. At this writing, the sentiment has shifted to 22% bulls and 54% bears, a sharp turnaround from the 55% bulls and 23% bears reported at the start of this year. Advisors currently are the most pessimistic since December 1988.

   Companies in the S&P 500 were trading at 22.9 times earnings on Sept. 30, 2008. This compares with P/Es of 20 on June 30 and 19 on December 31, 2007. P/E ratios are higher because company earning fell more than their share prices. As is normal in a bear market, P/Es will probably climb as earnings decline further.

   Because it seems that we are getting very close to a market bottom, we expect a bear market rally and are bullish for the short term. We saw a selling climax in October and have been following a typical recession pattern since then. While many people say we haven't seen anything quite like this, we have had nine larger bear markets than this one since 1900. The only one massively larger was in the early 1930s. There were many bear markets where the Dow fell 40% to 49% but at present we are barely below 40%. However, this bear market has a potential for getting a lot worse, depending on the outcome of the critical credit situation.

   With all the panic and pessimism around, virtually all of our traditional indicators are very bullish and we don't want to be overly bearish in the short run. Currently we are about 80% invested.

          Sincerely,

          /s/Martin E. Zweig, Ph.D.


          Martin E. Zweig, Ph.D.
          President
          Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   The Fund's leading stock market sectors on September 30, 2008 were financials, information technology, energy, industrials and consumer staples. Although there were some changes in percentages held, all of the sectors listed appeared in our previous report. During the quarter we added to our positions in energy and consumer staples and reduced our holdings in information technology and health care.

   On September 30, our leading individual equity positions included Altria, Costco, Hudson Bancorp, L-3 Communications, McDonald's, Nike, PepsiCo, Reinsurance Group of America, Wells Fargo and Wilmington Trust. Aside from Hudson Bancorp and Wells Fargo, where we trimmed our positions, there were no changes in shares held in the other companies named.

   No longer among our top positions are Bunge, Freeport-McMoRan, Halliburton, Nucor and PowerShares DB Agriculture Fund, where there were no changes in shares held; IBM, QUALCOMM and Union Pacific, where we trimmed our positions, and Foster Wheeler, where we added to our holdings.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Zweig Advisers LLC
              (formerly Phoenix/Zweig Advisers LLC)

The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For definitions of indexes cited and certain investment terms used in this report see the glossary on page 5.

Glossary

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

The Dow Jones World Stock Index: The Dow Jones World Stock Index measures the performance of companies worldwide as represented by various foreign stock markets.

Federal Reserve: The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross domestic product (GDP): An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

Inflation: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

Initial public offering (IPO): A company's first sale of stock to the public.

Institute for Supply Management (ISM) Report on Business(R): An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

NASDAQ Composite/(R)/ Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

S&P 500/(R)/ Index: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.


Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                             THE ZWEIG FUND, INC.

                            SCHEDULE OF INVESTMENTS

                              September 30, 2008
                                  (Unaudited)

                                                        Number of
                                                         Shares      Value
                                                        --------- -----------
   INVESTMENTS
   DOMESTIC COMMON STOCKS                        72.91%
   CONSUMER DISCRETIONARY -- 6.80%
      McDonald's Corp...............................     150,000  $ 9,255,000
      NIKE, Inc. Class B............................     145,000    9,700,500
      Under Armour, Inc. Class A/(b)/...............     265,000    8,416,400
                                                                  -----------
                                                                   27,371,900
                                                                  -----------
   CONSUMER STAPLES -- 10.10%
      Altria Group, Inc.............................     430,000    8,531,200
      Bunge Ltd.....................................      90,000    5,686,200
      Costco Wholesale Corp.........................     135,000    8,765,550
      PepsiCo, Inc..................................     130,000    9,265,100
      Philip Morris International, Inc..............     175,000    8,417,500
                                                                  -----------
                                                                   40,665,550
                                                                  -----------
   ENERGY -- 10.53%
      Chesapeake Energy Corp........................     155,000    5,558,300
      ConocoPhillips................................     115,000    8,423,750
      Halliburton Co................................     215,000    6,963,850
      Massey Energy Co..............................     120,000    4,280,400
      Occidental Petroleum Corp.....................     120,000    8,454,000
      St. Mary Land & Exploration Co................     190,000    6,773,500
      Valero Energy Corp............................      65,000    1,969,500
                                                                  -----------
                                                                   42,423,300
                                                                  -----------
   FINANCIALS -- 12.74%
      Allstate Corp. (The)..........................     165,000    7,609,800
      Goldman Sachs Group, Inc. (The)...............      54,000    6,912,000
      Hudson City Bancorp, Inc......................     480,000    8,856,000
      Reinsurance Group of America, Inc.............     165,000    8,910,000
      Wachovia Corp.................................      90,000      315,000
      Wells Fargo & Co..............................     260,000    9,757,800
      Wilmington Trust Corp.........................     310,000    8,937,300
                                                                  -----------
                                                                   51,297,900
                                                                  -----------
   HEALTH CARE -- 5.65%
      Gilead Sciences, Inc./(b)/....................     170,000    7,748,600
      Merck & Co., Inc..............................     250,000    7,890,000

                     See notes to schedule of investments

                                                           Number of
                                                            Shares       Value
                                                           ---------  ------------
   HEALTH CARE (CONTINUED)
      UnitedHealth Group, Inc..........................     280,000   $  7,109,200
                                                                      ------------
                                                                        22,747,800
                                                                      ------------
   INDUSTRIALS -- 10.33%
      Boeing Co. (The).................................     115,000      6,595,250
      Caterpillar, Inc.................................     120,000      7,152,000
      Continental Airlines, Inc. Class B/(b)/..........     325,000      5,421,000
      Foster Wheeler Ltd./(b)/.........................     160,000      5,777,600
      L-3 Communications Holdings, Inc.................      90,000      8,848,800
      Union Pacific Corp...............................     110,000      7,827,600
                                                                      ------------
                                                                        41,622,250
                                                                      ------------
   INFORMATION TECHNOLOGY -- 10.89%
      Cisco Systems, Inc./(b)/.........................     330,000      7,444,800
      Corning, Inc.....................................     380,000      5,943,200
      Hewlett-Packard Co...............................     180,000      8,323,200
      International Business Machines Corp.............      70,000      8,187,200
      Microsoft Corp...................................     250,000      6,672,500
      QUALCOMM, Inc....................................     170,000      7,304,900
                                                                      ------------
                                                                        43,875,800
                                                                      ------------
   MATERIALS -- 2.67%
      Alcoa, Inc.......................................     240,000      5,419,200
      NuCor Corp.......................................     135,000      5,332,500
                                                                      ------------
                                                                        10,751,700
                                                                      ------------
   TELECOMMUNICATION SERVICES -- 3.20%
      AT&T, Inc........................................     220,000      6,142,400
      Verizon Communications, Inc......................     210,000      6,738,900
                                                                      ------------
                                                                        12,881,300
                                                                      ------------
          Total Domestic Common Stocks (Identified Cost
            $288,277,222).....................................         293,637,500
                                                                      ------------
   FOREIGN COMMON STOCKS/(c)/                      4.75%
   ENERGY -- 1.91%
      Petroleo Brasileiro SA ADR (Brazil)..............     175,000      7,691,250
                                                                      ------------
   INFORMATION TECHNOLOGY -- 1.60%
      Nokia Oyj Sponsored ADR (Finland)................     345,000      6,434,250
                                                                      ------------

                     See notes to schedule of investments

                                                      Number of
                                                       Shares          Value
                                                      ---------  ------------
  MATERIALS -- 1.24%
     Freeport-McMoRan Copper & Gold, Inc.
       (United States)/(c)/.......................      88,000   $  5,002,800
                                                                 ------------
         Total Foreign Common Stocks (Identified Cost
           $25,058,335)..................................          19,128,300
                                                                 ------------
  EXCHANGE TRADED FUNDS                       1.81%
     PowerShares Deutsche Bank Agriculture
       Fund/(b)/..................................     240,000      7,300,800
                                                                 ------------
         Total Exchange Traded Funds (Identified Cost
           $8,196,236)...................................           7,300,800
                                                                 ------------
         Total Long Term Investments -- 79.47% (Identified
           Cost $321,531,793)............................         320,066,600
                                                                 ------------

                                                         Par
                                                       (000's)
                                                      ---------
  SHORT-TERM INVESTMENTS                     20.72%
  COMMERCIAL PAPER/(d)/ -- 7.08%
     Goldman Sachs Group, Inc. 1.50%, 10/1/08.....     $ 8,500      8,500,000
     Henkel of America 2.20%, 10/7/08.............      20,000     19,992,667
                                                                 ------------
         Total Commercial Paper (Identified Cost
           $28,492,667)..................................          28,492,667
                                                                 ------------
  U.S. TREASURY BILLS/(d)/ -- 13.64%
     U.S. Treasury Bill 1.74%, 11/6/08............      15,000     14,976,926
     U.S. Treasury Bill 1.94%, 11/28/08...........      40,000     39,958,124
                                                                 ------------
         Total U.S. Treasury Bills (Identified Cost
           $54,849,628)..................................          54,935,050
                                                                 ------------
         Total Short-Term Investments (Identified
           Cost $83,342,295).............................          83,427,717
                                                                 ------------
         Total Investments (Identified Cost $404,874,088)
           -- 100.19%....................................         403,494,317/(a)/
         Other Assets and Liabilities, Net -- (0.19)%....            (778,431)
                                                                 ------------
         Net Assets -- 100.00%...........................        $402,715,886
                                                                 ============

--------
 (a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $34,205,669 and gross depreciation of $36,442,335 for federal income tax purposes. At
     September 30, 2008, the aggregate cost of securities for federal income tax purposes was $405,730,983.
 (b) Non-income producing.
 (c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 1D "Foreign security country determination" in the Notes to Schedule of Investments.
 (d) The rate shown is the discount rate.

                     See notes to schedule of investments

                             THE ZWEIG FUND, INC.

                             FINANCIAL HIGHLIGHTS

                              September 30, 2008
                                  (Unaudited)


                                                                                          Net Asset Value
                                                               Total Net Assets              per share
                                                       -------------------------------  ------------------
Beginning of period: December 31, 2007................                   $ 519,104,356              $ 5.65
   Net investment income.............................. $  2,598,497                     $ 0.03
   Net realized and unrealized gain on investments....  (82,260,143)                     (0.90)
   Dividends from net investment income and
     distributions from net long-term and short-term
     capital gains*...................................  (36,875,035)                     (0.40)
       Adjustment to bring costs estimated in
         connection with 2007 rights offering to
         actual.......................................      148,211/(1)/                    --/(2)/
                                                       ------------                     ------
   Net increase (decrease) in net assets/net asset
     value............................................                    (116,388,470)              (1.27)
                                                                         -------------              ------
End of period: September 30, 2008.....................                   $ 402,715,886              $ 4.38
                                                                         =============              ======


--------
  *Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of September 30, 2008, we estimate that 92% of distributions represent return of capital and 8% represent net investment income distributions.
(1) Adjustment to bring costs estimated in connection with rights offering to actual.
(2) Amount is less than $0.005.

                     See notes to schedule of investments

                             THE ZWEIG FUND, INC.

                       NOTES TO SCHEDULE OF INVESTMENTS

                              September 30, 2008
                                  (Unaudited)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  A. Security Valuation:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to excessive volatility in the current market (please see note on Market Conditions -- Note 4), valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

   As required, some securities and other assets may be valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

   The Fund has adopted the provisions of the Statement of Financial Accounting Standards No. 157 ("SFAS 157") as of the beginning of the current fiscal period of the Fund. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, the Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels:

       .  Level 1 -- quoted prices in active markets for identical securities

       . Level 2 -- prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

       . Level 3 -- prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

   The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2008. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     Valuation Inputs                                Investments in Securities
     ----------------                                -------------------------
     Assets:
     Level 1 -- Quoted Prices.......................       $320,066,600
     Level 2 -- Other Significant Observable Inputs.         83,427,717
     Level 3 -- Significant Unobservable Inputs.....                 --
                                                           ------------
         Total......................................       $403,494,317
                                                           ============

  B. Security Transactions and Related Income:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. Foreign Currency Translation:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

  D. Foreign Security Country Determination:

   A combination of the following criteria is used to assign the countries of risk listed in the Schedule of Investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

  E. Short Sales:

   A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's

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obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

   At September 30, 2008, the Fund had no securities sold short.

  F. Security Lending:

   The Fund may loan securities to qualified brokers through an agreement with State Street Bank and Trust Company (the "Custodian"). Under the terns of agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

   At September 30, 2008, the Fund had no securities on loan.

NOTE 2 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 3 -- INDEMNIFICATIONS

   Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 4 -- MARKET CONDITIONS

   Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many mutual funds, including the Fund. Such events in-

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


clude, but are not limited to, the seizure of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, the bankruptcy filing of Lehman Brothers and sale of Merrill Lynch to Bank of America, and the government bailout of AIG. The potential investment of the Fund's investments in these issuers, and the financial sector in general, as reflected in the Fund's schedule of investments, exposes investors to the negative (or positive) performance resulting from these and other events.

NOTE 5 -- OTHER

   On February 7, 2008, the Phoenix Companies, Inc. ("PNX") announced its intention to spin off various subsidiaries constituting its asset management business to PNX's shareholders. Once spun off from PNX, the company holding the asset management subsidiaries, Virtus Investment Partners, Inc. ("Virtus"), will become an independent public company. The spinoff is expected to occur at a date later in the year based on regulatory approval. In preparation for this spinoff, certain of the asset management subsidiaries have changed their names to reflect the Virtus brand, including the Fund's adviser, Phoenix Zweig Advisers LLC, which is now known as Zweig Advisers LLC.

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


                                KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2008, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

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               FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

   The Fund has a Managed Distribution Plan to pay 10% of the Fund's net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular, fixed quarterly cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund's investment performance from the amount of the distributions or from the terms of the Fund's Managed Distribution Plan.

   The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income".

   Please note that the characterization of Fund distributions for federal income tax purposes is different from book accounting generally accepted accounting principles ("GAAP"). The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. It is only after December 31, 2008 that we will know the exact source of our distributions. Shareholders should use only the Form 1099-DIV that will be mailed by January 31, 2009 to determine the taxability of our distributions.

   The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.



Information on the Zweig funds is available at www.virtus.com. Section 19(a) notices are posted on the website at:
http://www.virtus.com/products/closed/details.aspx?type=individual&fundid=ZF.

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